UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 22, 2015

NETSCOUT SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-26251	04-2837575
(Commission File Number)	(IRS Employer Identification No.)

310 Littleton Road Westford, Massachusetts	01886
(Address of principal executive offices)	(Zip Code)

(978) 614-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On September 22, 2015, NetScout Systems, Inc. (the “Company”) held its 2015 annual meeting of stockholders (the “2015 Annual Meeting”). At the 2015 Annual Meeting, the Company’s stockholders approved an amendment and restatement of the Company’s 2007 Equity Incentive Plan (the “Restated Plan”) to, among other things, increase the aggregate number of shares authorized for issuance thereunder by 8,500,000 shares of common stock, par value $0.001 per share of the Company, as described in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on July 28, 2015 (the “2015 Proxy Statement”). The Restated Plan previously had been approved, subject to stockholder approval, by the Company’s Board of Directors.

The Company’s 2007 Equity Incentive Plan was originally adopted in 2007. The material terms of the Restated Plan were described in the 2015 Proxy Statement under the caption “Proposal 2 – Approval of Amendment and Restatement of 2007 Plan.” The Restated Plan provides an opportunity for any employee, officer, director, consultant or advisor of the Company or its affiliates, subject to limitations provided by federal or state securities laws, to receive (i) incentive stock options (eligible employees only); (ii) nonqualified stock options; (iii) restricted stock; (iv) restricted stock units; and (v) other stock-based awards.

The above description of the Restated Plan does not purport to be complete and is qualified in its entirety by the full text of the Restated Plan, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The 2015 Annual Meeting was held September 22, 2015. As of July 24, 2015, the record date for the 2015 Annual Meeting, 102,253,472 shares of the Company’s common stock were issued and outstanding. A summary of the matters voted upon by stockholders is set forth below.

1.	The Company’s stockholders elected each of Victor A. DeMarines, Vincent J. Mullarkey and James A. Lico as Class I directors of the Company with each director to serve a three-year term until the Company’s 2018 annual meeting of stockholders. The voting results were as follows:

	Votes For	Withheld	Broker Non-Votes
Victor A. DeMarines	77,119,789	1,559,639	10,856,049
Vincent J. Mullarkey	77,847,462	831,966	10,856,049
James A. Lico	76,746,414	1,933,014	10,856,049

2.	The Company’s stockholders approved the amendment and restatement of its 2007 Equity Incentive Plan to, among other things, increase the number of shares of the Company’s common stock authorized for issuance thereunder by 8,500,000 shares. The voting results were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
74,520,946	4,080,188	78,294	10,856,049

3.	The Company’s stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2016. The voting results were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
87,045,565	2,380,640	109,272	0

4.	The Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the 2015 Proxy Statement. The voting results were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
76,557,016	2,062,164	60,248	10,856,049

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

The Company hereby files the following exhibits:

10.1	Amended and Restated 2007 Equity Incentive Plan (filed as Appendix A to the Company’s Definitive Proxy Statement on Schedule 14A (SEC File No. 000-26251) filed on July 28, 2015 and incorporated herein by reference).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NETSCOUT SYSTEMS, INC.

By:	/s/ Jean Bua
Jean Bua
Chief Financial Officer

Date: September 22, 2015

Exhibit Index

Exhibit Number	Description

10.1	Amended and Restated 2007 Equity Incentive Plan (filed as Appendix A to the Company’s Definitive Proxy Statement on Schedule 14A (SEC File No. 000-26251) filed on July 28, 2015 and incorporated herein by reference).